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EXHIBIT 23.7


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration
Statement on Form   S-8 of our report dated November 6, 2001, relating to the
financial statements, which appears in the NuWay Energy, Inc. Quarterly Report on Form 10-QSB for the three and nine months ended September 30, 2001, and 2000.

/s/ Shubitz Rosenbloom & Co., P.A.



Miami, Florida
December 23, 2002



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